UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously disclosed on April 19, 2026, USA Rare Earth, Inc. (“USAR”) entered into a definitive Agreement and Plan of Merger (as amended by Amendment No. 1, dated July 16, 2026 (“Amendment No. 1”), and Amendment No. 2, dated September 3, 2026 (“Amendment No. 2”), and as may be further modified, amended or supplemented from time to time, the “Merger Agreement”) by and among (i) USAR, (ii) Middlebury Merger Sub Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands and an indirect, wholly owned Subsidiary of USAR (“Merger Sub”), (iii) SVRE Holdings Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands (“SVRE”), and (iv) Serra Verde Rare Earths Ltd., a company incorporated and existing under the laws of the British Virgin Islands, solely in its capacity as the representative of the holders of Ordinary Shares, without par value, and Class A Ordinary Shares, without par value, of SVRE (collectively, “SVRE Shares” and such holders, the “SVRE Shareholders”) (the “Seller Representative”), providing for the merger of SVRE with and into Merger Sub, with Merger Sub surviving the merger as an indirect, wholly owned subsidiary of USAR (the “Merger” and, together with all other transactions contemplated by the Merger Agreement, the “Transactions”) subject to the terms and conditions contained therein. Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

On September 3, 2026 (the “Closing Date”), the parties closed the Merger, and the Merger became effective at the time when the Articles of Merger were registered by the Registrar of Corporate Affairs of the British Virgin Islands (the “Effective Time”). Pursuant to the Merger Agreement, the aggregate merger consideration (the “Merger Consideration”) consists of (i) an amount of cash equal to $300,000,000 (the “Aggregate Cash Merger Consideration”) and (ii) an aggregate of 126,849,307 shares of common stock, par value $0.0001 per share, of USAR (“USAR Shares”) (the “Aggregate Stock Merger Consideration”). The Merger Consideration will be payable to, among others (a) the holders of SVRE Shares issued and outstanding immediately prior to the Effective Time, (b) the United States International Development Finance Corporation ( “DFC”) pursuant to the cancellation and conversion of its warrants to purchase SVRE Shares, (c) OMF Fund III (F) Ltd., (d) certain SVRE Shareholders pursuant to the exercise of their warrants to purchase SVRE Shares and (e) certain current and former employees and consultants of SVRE and its subsidiaries.

The USAR Shares were issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S thereunder, and in reliance on similar exemptions under applicable state laws. The USAR Shares were offered and sold without any general solicitation by USAR, Merger Sub or their respective representatives. The USAR Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, including Amendment No. 1 and Amendment No. 2. The Merger Agreement, Amendment No. 1 and Amendment No. 2 are included as Exhibits 2.1, 2.2 and 2.3 hereto.

Registration Rights Agreement

In connection with the closing of the Merger, USAR, certain SVRE Shareholders, OMF Fund III (F) Ltd., certain employees and consultants of SVRE and the DFC entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which USAR agreed to (a) file a registration statement on Form S-3 (or Form S-1 if not eligible for Form S-3) with the SEC on the first Business Day following the consummation of the Transactions for purposes of registering the resale or distribution of the Aggregate Stock Merger Consideration by the SVRE Shareholders and other recipients thereof (the “Registration Statement”), (b) use reasonable best efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and (c) keep the Registration Statement (or any new Registration Statement filed in connection with the Registration Rights Agreement) effective until the date that all registrable securities covered by the Registration Statement (or new Registration Statement, as applicable), subject to certain limitations, (i) have been disposed of in accordance with an effective Registration Statement relating thereto, (ii) have been sold thereunder or pursuant to Rule 144 under the Securities Act, or (iii) may be resold without volume or manner-of-sale restrictions pursuant to Rule 144.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement. The Registration Rights Agreement is included as Exhibit 10.1 hereto.

Board Appointment Agreement

In connection with the Merger, USAR and VB (Rare Earths) Limited (“Vision Blue”) entered into a Board Appointment Agreement, dated as of September 3, 2026 (the “Board Appointment Agreement”). Subject to the terms and conditions of the Board Appointment Agreement, Vision Blue has the right to designate one member to the board of directors of USAR (the “USAR Board”), for so long as Vision Blue and its affiliates beneficially own USAR Shares that represent, in the aggregate, at least 5% of the then outstanding amount of shares of USAR common stock; provided that such director shall be reasonably acceptable to USAR’s Nominating and Corporate Governance Committee.

The foregoing summary of the Board Appointment Agreement does not purport to be complete and is qualified in its entirety by reference to the Board Appointment Agreement. The Board Appointment Agreement is included as Exhibit 10.2 hereto.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Merger, Merger Sub assumed on the Closing Date all of the rights and obligations of SVRE under a Finance Agreement, dated as of January 21, 2026 (as amended, the “Finance Agreement”), pursuant to which DFC agreed to provide a loan to SVRE in an aggregate principal amount not to exceed $565,000,000, consisting of (i) a first tranche (the “Initial Loan”) with a principal amount not to exceed $465,000,000 and (ii) a second tranche (the “Incremental Loan”) with a principal amount not to exceed $100,000,000, and the other financing documents to which SVRE was a party. The Initial Loan bears interest at a rate per annum equal to a forward-looking term rate based on the secured overnight financing rate for the applicable interest period (“Term SOFR”), subject to a floor of 0.00%, plus 4.0%. The Initial Loan has a term not to exceed fifteen (15) years from the initial disbursement date and is repayable in up to forty-nine (49) quarterly sculpted installments. The obligations under the Finance Agreement are secured by a first priority lien on 100% of the shares in Merger Sub and substantially all assets of Merger Sub and its subsidiaries.

The Incremental Loan was funded prior to the closing of the Merger. In connection with the making of the Incremental Loan, DFC was issued warrants (the “DFC Warrants”) granting DFC the right to purchase newly issued SVRE Shares. Immediately prior to the closing of the Merger, the DFC Warrants were cancelled and converted on a cashless exercise basis into the right to receive Merger Consideration payable in respect of the DFC Warrants in accordance with the terms and conditions of the Merger Agreement. Upon payment of the Merger Consideration in respect of the DFC Warrants and payment of all outstanding unpaid fees and accrued but unpaid interest due to DFC in relation to the outstanding principal amount of the Incremental Loan, the outstanding principal amount of the Incremental Loan and all such amounts were deemed repaid in full and all obligations of Merger Sub in respect of the Incremental Loan were deemed irrevocably satisfied and discharged.

The foregoing summary of the Finance Agreement does not purport to be complete and is qualified in its entirety by reference to the Finance Agreement, which will be filed as an exhibit to USAR’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2026.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 2.01 of this Current Report on Form 8-K related to the Aggregate Stock Merger Consideration is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

In connection with the closing of the Merger and pursuant to the Merger Agreement, the USAR Board appointed Thrasyvoulos Moraitis and Sir Michael Lawrence Davis to the USAR Board, effective as of the closing of the Merger and in accordance with USAR’s governing documents. Mr. Davis is also the initial appointee to the USAR Board under the Board Appointment Agreement as described in Item 1.01 of this Current Report on Form 8-K.

Mr. Moraitis has served as CEO of the Serra Verde Group since January 2023. Prior to joining Serra Verde, Mr. Moraitis was the co-founder of X2 Resources and served on the Executive Committee of Xstrata, led by CEO Mr. Davis, ultimately selling it to Glencore in 2013. At Xstrata he was responsible for strategic development, post-acquisition integration, leadership development, external affairs and investor relations as well as Xstrata’s technology business. While at Xstrata, he was involved in some 40 transactions. Mr. Moraitis began his career in the early 1980s as an engineer on the South African gold mines of General Mining Union Corporation (Gencor), followed by a series of entrepreneurial activities and, prior to joining Xstrata, was a global partner at the Monitor Group, a global advisory and merchant banking group. Mr. Moraitis was previously the Chief Development Officer and a member of the Executive Board of EuroChem Group AG, a global fertilizer company and, prior to this, an Executive Director at Brilliant Planet, a growth company developing a scalable method for producing microalgae for food solutions and carbon sequestration.

Mr. Davis is the founder and Managing Partner of Vision Blue which invests in metal and mineral resource companies that can meet the world’s evolving energy needs. Mr. Davis is a highly successful mining executive accredited with building Xstrata plc into one of the largest mining companies in the world prior to its acquisition by Glencore plc. Before listing Xstrata on the LSE as CEO he was CFO of Billiton plc and Chair of Billiton Coal which he joined from the position of Eskom CFO. During his career in mining, he has raised over $40 billion from global capital markets and successfully completed over $120 billion of corporate transactions, including the creation of the Ingwe Coal Corporation in South Africa; the listing of Billiton on the LSE; the merger of BHP and Billiton; as well as numerous transactions at Xstrata culminating in the sale to Glencore plc.

As a non-employee director, Mr. Davis will be entitled to a cash retainer and an equity award in the form of RSUs under USAR’s director compensation program consistent with the terms disclosed in USAR’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2026.

As previously reported, in connection with the closing of the Merger, Mr. Moraitis assumed the function and responsibility of President of USAR through October 1, 2026, at which point he will serve as Chief Executive Officer of USAR. On July 19, 2026, USAR and Mr. Moraitis agreed to the terms of Mr. Moraitis’ compensation as Chief Executive Officer, which were disclosed in USAR’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2026. USAR and Mr. Moraitis executed a side letter on September 3, 2026 to memorialize these terms, save that his initial base salary has been changed to CHF 905,000 per annum.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Moraitis’s employment letter agreement dated May 8, 2023, as amended on February 2, 2026, a letter agreement dated April 19, 2026, and the side letter dated September 3, 2026, copies of which will be filed as exhibits to USAR’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

In connection with the appointments of Mr. Moraitis and Mr. Davis, each has entered into a customary indemnification agreement with the Company. None of Mr. Moraitis or Mr. Davis have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On September 4, 2026, USAR issued a press release announcing the closing of the Merger, a copy of which is being furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Item 8.01. Other Events.

Lock-Up Agreements

In accordance with the Merger Agreement, at the closing of the Merger, each SVRE Shareholder and certain employees and consultants of SVRE and its subsidiaries entered into a lock-up agreement with USAR substantially in the form attached to the Merger Agreement (the “Lockup Agreement”) pursuant to which, among other things, such persons have agreed not to transfer a portion of the USAR Shares received as Merger Consideration pursuant to the Merger Agreement for a specified period following the closing of the Merger, or until USAR completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of USAR’s stockholders having the right to exchange their shares for cash, securities or other property, as applicable, following the closing of the Merger, and subject to certain customary transfer exceptions. Under the Lockup Agreement, one-third of the USAR Shares received by each such person are subject to a 90-day lock-up period following the closing of the Merger, one-third are subject to a 180-day lock-up period following the closing of the Merger, and one-third are not subject to any lock-up restrictions. The specific terms are set forth in the form of Lockup Agreement attached as Exhibit A to the Merger Agreement, a copy of which is attached as Annex A to the definitive proxy statement filed on Schedule 14A on July 24, 2026.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of SVRE required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.2.

(b) Pro forma financial information. The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 hereto.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated April 19, 2026, by and among USAR, SVRE, Merger Sub and Serra Verde Rare Earths Ltd., as the Seller Representative (incorporated by reference to Exhibit 2.1 to USAR’s Current Report on Form 8-K filed on April 20, 2026)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated July 16, 2026 (incorporated by reference to Exhibit 2.1 to USAR’s Current Report on Form 8-K filed on July 16, 2026)
2.3	Amendment No. 2 to Agreement and Plan of Merger, dated September 3, 2026
10.1	Registration Rights Agreement, dated September 3, 2026, by and among USAR, Serra Verde Rare Earths Ltd., as the Seller Representative, and certain SVRE shareholders
10.2	Board Appointment Agreement, dated September 3, 2026, by and between USAR and VB (Rare Earths) Limited
99.1	Press Release, dated September 4, 2026, announcing the closing of the Merger
99.2	Audited financial statements of SVRE Holdings Ltd. for the years ended December 31, 2025 and 2024 (incorporated by reference to Exhibit 99.3 to USAR’s Current Report on Form 8-K filed on May 13, 2026)
99.3	Unaudited pro forma condensed combined financial information of USAR as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date: September 4, 2026	By:	/s/ Valerie Ford Jacob
		Name:	Valerie Ford Jacob
		Title:	Chief Legal Officer